                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 17, 2006


                         AMERICAN EXPRESS ISSUANCE TRUST
                     --------------------------------------
                    (Issuing Entity in respect of the Notes)


            American Express Receivables Financing Corporation V LLC
                               as Depositor of the
                         American Express Issuance Trust
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-121895-02           20-2007139
---------------------------------     -------------           ----------
 (State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation or organization)      File Number)       Identification No.)

    200 Vesey Street, New York, NY                              10285
---------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (212) 640-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Information concerning the American Express Issuance Trust (the "Trust") is contained in the Monthly Servicer's Certificate, dated as of April , 2006, for the Distribution Date occurring on April 17, 2006 and the preceding Due Period from February 24, 2005 to March 25, 2006, and is provided to the Bank of New York, as Indenture Trustee, under the Indenture, dated as of May 19, 2005 (the "Indenture"). Such Monthly Servicer's Certificate is attached hereto as Exhibit 99 and is incorporated herein by reference. Information concerning interest distributions made on the Series 2005-1 Notes, occurring on April 17, 2006, is contained in the Monthly Statement provided to the holders of such Notes. Information concerning interest distributions made on the Series 2005-2 Notes, occurring on April 17, 2006, is contained in the Monthly Statement provided to the holders of such Notes. Such Monthly Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits

Exhibit No.         Description
-----------         -----------

Exhibit 20.1 Monthly Statement relating to interest distributions on the 2005-1 Notes, occurring on April 17, 2006.

Exhibit 20.2 Monthly Statement relating to interest distributions on the 2005-2 Notes, occurring on April 17, 2006.

Exhibit 99 Monthly Servicer's Certificate, dated as of April , 2006, for the Distribution Date occurring on April 17, 2006, and the preceding Due Period from February 24, 2005 to March 25, 2006, provided to the Bank of New York, as Indenture Trustee, under the Indenture for the American Express Issuance Trust.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



April 17, 20006


                                            American Express Receivables
                                            Financing Corporation V LLC,
                                            as Depositor of the
                                            American Express Issuance Trust


                                            By:     /s/ Maureen Ryan
                                                    ----------------------------
                                            Name:   Maureen Ryan
                                            Title:  Vice President and Treasurer

                                  EXHIBIT INDEX


Designation         Description
-----------         -----------

Exhibit 20.1 Monthly Statement relating to interest distributions on the 2005-1 Notes, occurring on April 17, 2006.

Exhibit 20.2 Monthly Statement relating to interest distributions on the 2005-2 Notes, occurring on April 17, 2006.

Exhibit 99          Monthly  Servicer's  Certificate,  dated  as  of  April  ,
                    2006, for the Distribution Date occurring on April 17, 2006, and the preceding Due Period from February 24, 2005 to March 25, 2006, provided to the Bank of New York, as Indenture Trustee, under the Indenture for the American Express Issuance Trust.